UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 17, 2013

Supernova Energy, Inc.

(Exact name of registrant as specified in its charter)

Northumberland Resources, Inc.

(Former name of registrant)

Nevada	333-165373	98-0628594
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

153 W. Lake Mead Pkwy., Ste. 2240, Henderson, Nevada 89015

 (Address of principal executive offices) (Zip Code)

(702) 839-4029

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03 Amendments to Articles of Incorporation or Bylaws

On October 17, 2013, the Company amended its Articles of Incorporation changing the name of the corporation to Supernova Energy, Inc. and changing its authorized common shares to 100,000,000.

Exhibits

No.	Exhibits
3.1	Amendment and Certificate of Change

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated October 21, 2013

Supernova Energy, Inc.

By: /s/ Fortunato Villamagna
Fortunato Villamagna, President

EXHIBIT INDEX

No.	Exhibits
3.1	Amendment and Certificate of Change